                                   EXHIBIT 4.15


   Number                           [LOGO]                          Shares
**        **                                                     **        **

                                                              SEE REVERSE FOR
 COMMON STOCK                                               CERTAIN DEFINITIONS

                      DAKOTA TELECOMMUNICATIONS GROUP, INC.

           INCORPORATED UNDER THE LAWS OF THE STATE OF SOUTH DAKOTA
                                                                     CUSIP _____



THIS CERTIFIES THAT





IS THE OWNER OF


  FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, NO PAR VALUE, OF

                     DAKOTA TELECOMMUNICATIONS GROUP, INC.

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed.

       This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

       WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

                                                            PRESIDENT
COUNTERSIGNED AND REGISTERED:
     ________________________________
                       TRANSFER AGENT
                       AND REGISTRAR          [SEAL]

BY
                       AUTHORIZED SIGNATURE                 SECRETARY



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                   DAKOTA TELECOMMUNICATIONS GROUP, INC.

     THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH SHAREHOLDER WHO SO REQUESTS A STATEMENT OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL, OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. SUCH REQUEST MAY BE MADE TO THE CORPORATION OR TO ITS TRANSFER AGENT AND REGISTRAR.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  --    as tenants in common
TEN ENT  --    as tenants by the entireties    UNIF GIFT MIN ACT -- __________ Custodian __________
JT TEN   --    as joint tenants with right                            (Cust)               (Minor)
               of survivorship and not                              under Uniform Gifts to Minors
               as tenants in common                                 Act ___________________________
                                                                                 (State)

         Additional abbreviations may also be used though not in the above list.

For value received, _________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER INDEIFYING NUMBER OF ASSIGNEE
[                               ]


-------------------------------------------------------------------------------
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE)
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
----------------------------------------------------- SHARES OF THE COMMON
STOCK REPRESENTED BY THE WITHIN CERTIFICATE AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT ______________________________ ATTORNEY TO TRANSFER THE SAID STOCK ON THE BOOKS OF THE WITHIN NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

DATED __________________________________



                                   ____________________________________________
                           NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST
                                   CORRESPOND WITH THE NAME AS WRITTEN UPON THE
                                   FACE OF THE CERTIFICATE IN EVERY PARTICULAR,
                                   WITHOUT ALTERATION OR ENLARGEMENT OR ANY
                                   CHANGE WHATEVER.

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        SIGNATURE(S) GUARANTEED: ______________________________________________
                                 THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
                                 ELIGIBLE GUARANTOR INSTITUTION (BANKS,
                                 STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
                                 AND CREDIT UNIONS WITH MEMBERSHIP IN AN
                                 APPROVED SIGNATURE GUARANTEE MEDALLION
                                 PROGRAM), PURSUANT TO S.E.C. RULE 17AD-15.


            KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AND INDEMNITY AGREEMENT AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.